UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                             -----------------------

                Date of Report (Date of earliest event reported):
                                  March 2, 2000


                                 USX Corporation
--------------------------------------------------------------------------------
                                      ----
             (Exact name of registrant as specified in its charter)


           Delaware             1-5153            25-0996816
       ---------------       ------------    -------------------
       (State or other       (Commission        (IRS Employer
       jurisdiction of       File Number)    Identification No.)
        incorporation)

600 Grant Street, Pittsburgh, PA                            15219-4776
---------------------------------------                     ----------
(Address of principal executive offices)                    (Zip Code)

                                 (412) 433-1121
                         ------------------------------

                         (Registrant's telephone number,
                              including area code)

Item 5.  Other Events

On March 2, 2000, USX Corporation announced that Clarence P. Cazalot, Jr. had been elected president of Marathon Oil Company. He also was named vice-chairman of USX Corporation and elected to the USX board. A copy of the press release announcing Mr. Cazalot's election is attached.


Item 7.  Financial Statements and Exhibits

     (c)  Exhibits

       99.1.   USX Press Release




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USX CORPORATION


By   /s/ Kenneth L. Matheny
     -----------------------
     Kenneth L. Matheny
     Vice President and Comptroller



Dated:  March 3, 2000